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                                                                   Exhibit 10.31

                 WAIVER AND FOURTH AMENDMENT TO LOAN AGREEMENT
                 ---------------------------------------------

          This WAIVER AND FOURTH AMENDMENT TO LOAN AGREEMENT ("Amendment") is
                                                               ---------
entered into as of June 30, 2000 (the "Amendment Date"), by and between RF
                                       --------------
MONOLITHICS, INC., a Delaware corporation ("Borrower") and BANK ONE, TEXAS,
                                            --------
NATIONAL ASSOCIATION ("Bank"), a national banking association, acting in its
                       ----
capacity as "Bank" under the Loan Documents and as collateral agent for itself and Banc One Leasing Corporation ("BOLC").
                                   ----

                                   RECITALS:

          A. Pursuant to that certain Letter Loan Agreement dated as of March 8, 1996, by and between Borrower and Bank (as amended by that certain First Amendment to Loan Agreement dated as of December 31, 1997 between Borrower and Bank, that certain Second Amendment to Loan Agreement dated as of July 15, 1999 between Borrower and Bank, and that certain Waiver and Third Amendment to Loan Agreement dated as of February 29, 2000 among Borrower, BOLC, and Bank, and as such agreement may be further amended, restated, or otherwise modified from time to time, the "Loan Agreement"), Bank has agreed to provide to Borrower a secured
              --------------
credit facility as set forth therein.

          B. Borrower and Bank have agreed to amend certain provisions of the Loan Agreement.

          C. Subject to satisfaction of the conditions set forth herein, Bank is willing to amend the Loan Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

          Section 1.1  Definitions. Unless otherwise defined in this Amendment,
                       -----------
each capitalized term used in this Amendment has the meaning given to such term in the Loan Agreement.

                                   ARTICLE 2

                          Waiver of Event of Default
                          --------------------------

          Section 2.1  Waiver of Events of Default. Pursuant to paragraph 9(e)
                       ---------------------------              --------------
of the Loan Agreement, Borrower was required to maintain a minimum EBITDA for the three (3) month period ended May 31, 2000 of not less than $1,007,000 (the "EBITDA Covenant"). For the three (3) month period ended May 31, 2000, Borrower
 ---------------
failed to maintain the EBITDA Covenant.

WAIVER AND FOURTH AMENDMENT TO LETTER LOAN AGREEMENT - Page 1
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Borrower's failure to maintain the EBITDA Covenant as of the three month period ended May 31, 2000, constitutes an Event of Default under paragraph 11(b) of the Loan Agreement (the "EBITDA Default"). Additionally, certain events of default occurred under the Lease Agreements which could result in acceleration of the payments due thereunder and as more specifically set forth in the waiver letter agreement between Borrower and BOLC dated concurrently herewith (the "Lease Defaults"). Each of the Lease Defaults constitutes an Event of Default under paragraph 11(e) of the Loan Agreement. Effective as of the date of this Amendment, and subject to the conditions precedent contained herein, Bank hereby waives the Events of Default resulting from the EBITDA Default and the Lease Defaults.

                                   ARTICLE 3

             Amendment to Loan Agreement and other Loan Documents
             ----------------------------------------------------

          Section 3.1 Amendment to Paragraph 1 of the Loan Agreement. Effective as of the Amendment Date, paragraph 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               1.   Loan. Subject to the terms and conditions set
                    ----
          forth in this Loan Agreement and the other agreements, instruments, and documents at any time evidencing, securing, governing, guaranteeing, and/or pertaining to the Indebtedness, as hereinafter defined (collectively, together with this Loan Agreement, referred to hereinafter as the "Loan Documents"), Bank and Borrower hereby agree as
           --------------
          follows:

          Subject to the terms and conditions set forth herein, Bank agrees to lend to Borrower an amount equal to $6,897,878.91; provided, however, the total principal amount outstanding at any time shall not exceed the Borrowing Base (as such term is defined hereinbelow) (the "Loan"). If at any time the
                                        ----
          aggregate principal amount outstanding under the Loan shall exceed the Borrowing Base, unless Bank otherwise consents, Borrower agrees to immediately repay to Bank such excess amount, plus all accrued but unpaid interest thereon. All sums advanced hereunder, together with all accrued but unpaid interest thereon, shall be due and payable in full at 11:00 a.m. (Dallas, Texas time) on December 31, 2000 (the "Termination Date"). The sums advanced under the Loan shall
           ----------------
          be used for working capital purposes. The term "Indebtedness", as used herein, shall mean the Loan and all
           ------------
          other indebtedness owing from time to time to Bank by Borrower.

          As used in this Loan Agreement, the term "Borrowing Base"
                                                    --------------
          shall have the meaning set forth hereinbelow:

               An amount equal to eighty percent (80.0%) of
               Borrower's Eligible Accounts, plus twenty-five
                                             ----
               percent (25.0%) of Borrower's Eligible Inventory; provided, however, the outstanding amount advanced with respect to Eligible Inventory at any time shall not exceed $1,000,000, plus one hundred
                                            ----
               percent (100%) of the balance of cash and ninety percent (90.0%) of the value of U.S. Treasury securities, respectively, held in the securities account described in paragraph 3(d) hereof.
                                    --------------

          As used herein, the term "Eligible Accounts" shall mean at
                                    -----------------
          any time, an amount equal to the aggregate net invoice or ledger amount owing on all

WAIVER AND FOURTH AMENDMENT TO LETTER LOAN AGREEMENT - Page 2
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          trade accounts receivable of Borrower for goods sold or
          leased or services rendered in the ordinary course of business, in which Bank has a perfected, first priority lien, after deducting (without duplication): (i) each such account that is unpaid ninety (90) days or more after the original invoice date thereof, (ii) the amount of all discounts, allowances, rebates, credits, and adjustments to such accounts, (iii) the amount of all contra accounts, set-offs, defenses, or counterclaims asserted by or available to the account debtors, (iv) all accounts with respect to which goods are placed on consignment or subject to a guaranteed sale or other terms by reason of which payment by the account debtor may be conditional, (v) all accounts with respect to which Borrower has furnished a payment and/or performance bond and that portion of any accounts for or representing retainage, if any, until all prerequisites to the immediate payment of retainage have been satisfied, (vi) all accounts owing by account debtors for which there has been instituted a proceeding in bankruptcy or reorganization under the United States Bankruptcy Code or other law, whether state or federal, now or hereafter existing for relief of debtors, (vii) all accounts owing by any Affiliate (as such term is defined hereinbelow) of Borrower, (viii) all accounts in which the account debtor is the United States or any department, agency, or instrumentality of the United States, except to the extent an acknowledgment of assignment to Bank of such account in compliance with the Federal Assignment of Claims Act and other applicable laws has been received by Bank, (ix) all accounts due Borrower by any account debtor whose principal place of business is located outside the United States and its territories; provided that if any such account is supported by either a letter of credit or an agreement of indemnity or insurance, each in form and substance satisfactory to Bank, Bank may, in its discretion, include such accounts, or any portion thereof, in "Eligible Accounts", (x) all accounts subject to any provision prohibiting assignment or requiring notice of or consent to such assignment, (xi) that portion of all account balances owing by any single account debtor which exceeds twenty-five percent (25.0%) of the aggregate of all accounts which are owing to Borrower by all account debtors, and (xii) any other accounts deemed unacceptable by Bank in its discretion exercising its reasonable credit judgment; provided, however, if more than ten percent (10.0%) of the then balance owing by any single account debtor does not qualify as an Eligible Account under the foregoing provisions, then the aggregate amount of all accounts owing by such account debtor shall be excluded from Eligible Accounts.

          As used herein, the term "Eligible Inventory" shall mean as
                                    ------------------
          of any date, the aggregate value of all inventory of raw materials (excluding specifically work in progress and packaging materials, supplies, finished goods, and any advertising costs capitalized into inventory) then owned by Borrower and held for use in the ordinary course of Borrower's business, in which Bank has a first priority lien, excluding (i) inventory which is damaged, defective, obsolete, or otherwise unusable in the ordinary course of Borrower's business, (ii) inventory which is not in the possession of Borrower or which has been rejected by Borrower for any reason, and (iii) inventory subject to any consignment arrangement between Borrower and any other person or entity. For purposes of this definition, Eligible Inventory shall be valued at the lower of cost (excluding the cost of labor) or market value.

          Section 3.2  Amendment to Paragraph 2 of the Loan Agreement. Effective
                       ----------------------------------------------
as of the Amendment Date, paragraph 2 of the Loan Agreement is hereby amended
                          -----------
and restated in its entirety to read as follows:

WAIVER AND FOURTH AMENDMENT TO LETTER LOAN AGREEMENT - Page 3
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               2.   Promissory Note. The Loan shall be evidenced by a
                    ---------------
          promissory note (together with all renewals, extensions, or other modifications thereto, the "Note") duly executed by
                                            ----
          Borrower in the stated principal amount of $6,897,878.91 and otherwise in form and substance acceptable to Bank. Interest on the Note shall accrue at the rate set forth therein. The principal of and interest on the Note shall be due and payable in accordance with the terms and conditions set forth in the Note and in this Loan Agreement.

          Section 3.3  Amendment to Paragraph 9 of the Loan Agreement. Effective
                       ----------------------------------------------
as of the Amendment Date, paragraph 9 of the Loan Agreement is hereby amended by
                          -----------
adding thereto, immediately following the last sentence thereof, the following sentence which shall read in its entirety as follows:

          Notwithstanding any other provision of this Loan Agreement to the contrary, Borrower shall certify its compliance with each of the covenants set forth in this paragraph 9 for the
                                                  -----------
          period ending August 31, 2000 by reference to the quarterly financial statements of Borrower prepared for such period end as required by paragraph 10(b), such certification to be
                             ---------------
          received by Bank not later than October 15, 2000.

          Section 3.4  Amendment Loan Documents. Effective as of the Amendment
                       ------------------------
Date, each and every reference in the Loan Documents to the "Revolving Line of Credit", as defined in the Loan Agreement prior to the effectiveness of this Amendment, is hereby amended to refer to the "Loan", as defined in the Loan Agreement, as amended by this Amendment.

                                   ARTICLE 4

                                  Conditions
                                  ----------

          Section 4.1  Items to be Delivered By Borrower. The effectiveness of
                       ---------------------------------
this Amendment is subject to Borrower's delivery to Bank of each of the following items prior to or simultaneously with execution and delivery of this
Amendment:

               (a)  Amendment Documents. Each other agreement, certificate,
                    -------------------
          document, or instrument required by Bank to be executed or delivered by Borrower (including, without limitation, a Pledge Agreement in form and substance satisfactory to Bank) or any other party in connection with this Amendment or the transactions contemplated in connection herewith (the "Amendment Documents"), duly executed or delivered by
                         -------------------
          the parties thereto;

               (b)  Amendment Fee. Payment to Bank of a fee of $7,000 in respect
                    -------------
          of the amendments contained herein; and

               (c)  Fees and Expenses. Payment or reimbursement to Bank for all
                    -----------------
          expenses, costs, and fees (including, without limitation, fees and costs of Bank's legal counsel) incurred by, or due to, Bank in connection with negotiating and documenting this Amendment, the other Amendment Documents, and any other Loan Documents;

WAIVER AND FOURTH AMENDMENT TO LETTER LOAN AGREEMENT - Page 4
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          Section 4.2  Other Conditions. This Amendment shall become effective
                       ----------------
upon the following conditions precedent being performed to Bank's satisfaction. Borrower's failure to comply with the following conditions shall be an Event of Default under the Loan Agreement:

               (a)  Continued Effect of Representations and Warranties. All
                    --------------------------------------------------
          representations and warranties contained in the Loan Documents (as amended hereby) shall be true, correct, and complete in all material respects (as determined by Bank in its sole discretion) except as disclosed otherwise to Bank in writing and as acceptable to Bank or representations specifically relating to a prior date or no longer relevant due to the occurrence of an event or circumstances specifically permitted hereunder or by any other Loan Document;

               (b)  Absence of Default. No Default or Event of Default shall
                    ------------------
          have occurred and be continuing (after giving effect to this Amendment);

               (c)  Corporate Proceedings. All corporate proceedings taken in
                    ---------------------
          connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Bank and its legal counsel;

               (d)  Additional Information. Bank shall have received such
                    ----------------------
          additional agreements, certificates, documents, instruments, and information as Bank or its respective legal counsel may request to effect the transactions contemplated hereby.

                                   ARTICLE 5

                        Representations and Warranties
                        ------------------------------

          Section 5.1  Representations and Warranties. Borrower hereby
                       ------------------------------
represents and warrants to Bank that, as of the date of and after giving effect to this Amendment:

               (a) the execution, delivery, and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate Borrower's certificate of incorporation, bylaws, or other similar charter documents;

               (b)  except as set forth in Exhibit A hereto, all representations
                                           ---------
          and warranties set forth in the Loan Agreement, the other Loan Documents, and the Lease Agreements are true and correct in all material respects as if made again on and as of such date (except as disclosed otherwise to Bank and BOLC in writing and as acceptable to Bank and BOLC or representations specifically relating to a prior date or no longer relevant due to the occurrence of an event or circumstances specifically permitted hereunder, by any other Loan Document, or the Lease Agreements);

               (c) no Default or Event of Default has occurred and is continuing; and

WAIVER AND FOURTH AMENDMENT TO LETTER LOAN AGREEMENT - Page 5
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               (d)  the Loan Agreement and the other Loan Documents (as amended by this Amendment) are and remain legal, valid, binding, and enforceable obligations of each of the parties thereto.

                                   ARTICLE 6

                                 Miscellaneous
                                 -------------

          Section 6.1  The waiver specifically described in Section 2.1 of this
                                                            -----------
Amendment shall not constitute and shall not be deemed a waiver of any other Default or Event of Default, whether arising as a result of the further violation of the EBITDA Covenant, additional default under the Lease Agreements, or otherwise, or a waiver of any rights or remedies arising as a result of such other Defaults or Events of Default.

          Section 6.2  Governing Law. THIS AMENDMENT, AND ALL DOCUMENTS AND
                       -------------
INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS.

          Section 6.3  Agreement Remains in Effect; No Waiver. Except as
                       --------------------------------------
expressly provided herein, all terms and provisions of the Loan Agreement, the other Loan Documents, and the Lease Agreements shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No delay or omission by Bank in exercising any power, right, or remedy shall impair such power, right, or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right, or remedy shall preclude other or further exercise thereof or the exercise of any other power, right, or remedy under the Loan Agreement, the other Loan Documents, the Lease Agreements, or otherwise.

          Section 6.4  Survival of Representations and Warranties. All
                       ------------------------------------------
representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

          Section 6.5  Reference to Loan Documents. Each of the Loan Documents,
                       ---------------------------
including, without limitation, the Loan Agreement, the Amendment Documents, and any and all other agreements, documents, or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby, and the term Loan Documents as defined in the Loan Agreement and as used in any of the "Loan Documents" includes, without limitation, the Amendment Documents.

          Section 6.6  Severability. Any provision of this Amendment held by a
                       ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

WAIVER AND FOURTH AMENDMENT TO LETTER LOAN AGREEMENT - Page 6
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          Section 6.7  Successors and Assigns. This Amendment is binding upon
                       ----------------------
and shall inure to the benefit of Borrower and Bank and their respective successors in interest and assigns. Borrower may not assign any right, power, duty, or obligation hereunder without the prior written consent of Bank.

          Section 6.8  Headings. The headings, captions, and arrangements used
                       --------
in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          Section 6.9  Expenses of Bank. As provided in the Loan Agreement,
                       ----------------
Borrower agrees to pay on demand all, third party out-of-pocket costs and expenses incurred by Bank in connection with the preparation, negotiation, and execution of this Amendment, the Amendment Documents, or any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto (including, without limitation, fees and costs of Bank's legal counsel) and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Bank's legal counsel.

          Section 6.10 Counterparts. This Amendment may be executed
                       ------------
simultaneously in one or more multiple originals and on telecopy counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          Section 6.11 Waiver of Claims and Defenses. To induce Bank to enter
                       -----------------------------
into this Amendment, Borrower represents and warrants that as of the Amendment Date there are no claims or offsets against or defenses or counterclaims to Borrower's obligations under the Loan Documents or the Lease Agreements, and Borrower waives any and all such claims, offsets, defenses, or counterclaims whether known or unknown, arising prior to the Amendment Date. Additionally, Borrower hereby releases Bank and each of its legal representatives, successors, affiliates, parent, subsidiaries, predecessors, assigns, shareholders, partners, trustees, beneficiaries, administrators, heirs, former and current officers, directors, agents, attorneys, and employees, and its respective successors, assigns, heirs, executors, and administrators (collectively, the "Creditor
                                                                  --------
Parties") from any and all claims, actions, suits, causes of action, accounts,
-------
judgments, agreements, promises, executions, debts, damages, demands, rights, obligations, liabilities, and controversies now in existence concerning or in connection with the Loan Agreement, this Amendment, or any other Loan Document (collectively, the "Claims") of every nature and description, in law or in
                    ------
equity, whether known or unknown, foreseen or unforseen, and regardless of whether Borrower hereafter discovers any facts which may give rise to any Claim.

          THIS AMENDMENT, TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

WAIVER AND FOURTH AMENDMENT TO LETTER LOAN AGREEMENT - Page 7

          IN WITNESS WHEREOF, Borrower and Bank have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the date first written above.

                                             BORROWER:

                                             RF MONOLITHICS, INC.


                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________


                                             BANK:
                                             ----

                                             BANK ONE, TEXAS, NATIONAL
                                             ASSOCIATION


                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

CONSENT TO WAIVER AND AMENDMENT:

Each of the undersigned hereby consents and agrees to the foregoing agreement and agrees that the Security Agreement to which it is a party, shall remain in full force and effect.

BOLC:
----

BANC ONE LEASING CORPORATION


By: ______________________________
Name: ____________________________
Title: ___________________________


SECURED PARTY:
-------------

BANK ONE, TEXAS, NATIONAL ASSOCIATION


By: ______________________________
Name: ____________________________
Title: ___________________________

WAIVER AND FOURTH AMENDMENT TO LETTER LOAN AGREEMENT - Page 8
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                                   EXHIBIT A
                                   ---------

                 Exceptions to Representations and Warranties
                 --------------------------------------------

Section 5(a) of the Loan Agreement - Litigation:

          Borrower's lawsuit filed in the US District Court in Connecticut (Civil action no. 399cv00311) seeking to collect outstanding receivables from Akom Technologies, Inc. as more particularly described in note no. 7 of the "Notes to Condensed Financial Statements" which form a part of the Condensed Financial Information attached to Borrower's Form 10-Q dated February 29, 2000 filed with the United States Securities and Exchange Commission